EXHIBIT 21.1


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                              VICAR OPERATING, INC.
                              LIST OF SUBSIDIARIES

                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
AAH Merger Corporation                 Delaware        Aldrich Animal Hospital,
                                                       Allenwood Animal Hospital, Bayview
                                                       Animal Hospital, Cranbury Animal
                                                       Hospital, East Islip Animal Hospital,
                                                       Gateway Animal Hospital, Hylan Animal
                                                       Hospital, Oakdale Animal Hospital,
                                                       Rosebank Animal Hospital, South Shore
                                                       (Staten Island) Veterinary Group,
                                                       Southgate Animal Hospital, Staten Island
                                                       Animal Hospital, Sunrise Veterinary
                                                       Group, Tottenville Animal Hospital,
                                                       Village Animal Hospital

Academy Animal, Inc.                   Maryland        VCA Academy Animal Hospital

Albany Veterinary Clinic, Inc.        California       VCA Albany Animal Hospital

All Pet Complex                          Utah          VCA All Pet Animal
                                                       Hospital/Taylorsville

Anderson Animal Hospital, Inc.         Colorado        VCA Anderson Animal Hospital

Animal Center, Inc.                   California       VCA Hillcrest Animal Center

Animal Clinic of Santa Cruz, Inc.     California       VCA Animal Hospital of Santa

Animal Hospital of St.                California
  Petersburg, LLC

Asher Veterinary Medical Clinic       California       VCA Asher Animal Hospital

Associates in Pet Care, S.C.           Wisconsin

Berwyn Veterinarian Hospital, Inc.     Illinois        VCA Berwyn Animal Hospital

Cacoosing Animal Hospital, Ltd.      Pennsylvania      VCA Cacoosing Animal Hospital

Cacoosing Pet Care & Nutrition       Pennsylvania
 Center, Inc.

Clarmar Animal Hospital, Inc.         California       VCA Clarmar Animal Hospital

Detwiler Veterinary Clinic, Inc.     Pennsylvania      VCA Detwiler Animal Hospital

Diagnostic Veterinary                 California       Diagnostic Veterinary Services
Service, Inc.

Eagle Park Animal Clinic, Inc.          Indiana        VCA Eagle Park Animal Hospital

Eagle River Veterinary                  Alaska
Hospital, Inc.

Edgebrook, Inc.                       New Jersey       VCA Edgebrook Animal Hospital

Florida Veterinary                      Florida        Florida Veterinary Lab
Laboratories, Inc.

Fox Chapel Animal Hospital, Inc.     Pennsylvania      VCA Fox Chapel Animal Hospital

Freehold Veterinary Hospital, P.A.    New Jersey       VCA Freehold Animal Hospital

Glen Animal Hospital, Inc.             New York        VCA Glen Animal Hospital


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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
Golden Merger Corporation              Delaware        VCA Joliet Animal Hospital,
                                                       VCA Bolingbrook Animal Hospital, VCA
                                                       Burbank Animal Hospital, VCA Naper Ridge
                                                       Animal Hospital, VCA Willowgrove Animal
                                                       Hospital, VCA Chicago South Animal
                                                       Hospital, VCA Naperville, VCA Franklin
                                                       Park Animal Hospital, VCA Glendale
                                                       Animal Hospital, VCA Dunes Animal
                                                       Hospital, VCA Midpark Animal Hospital,
                                                       VCA Warren Village Animal Hospital, VCA
                                                       Madison Ave., VCA Elyria Animal
                                                       Hospital, VCA Memphis Animal Hospital,
                                                       VCA Slavic Village Animal Hospital, VCA
                                                       Westerville Animal Hospital, VCA Dudley
                                                       Avenue Animal Hospital, VCA Marietta
                                                       Animal Hospital, VCA Hockessin Animal
                                                       Hospital, VCA Delmarva Animal Hospital,
                                                       VCA Bowle Animal Hospital, VCA By the
                                                       Lake Animal Hospital

H.B. Animal Clinics, Inc.             California       VCA Blossom Hill Animal Hospital

Highlands Animal Hospital, Inc.        Virginia        VCA Highland Animal Hospital

Kirkwood Animal Hospital-              Delaware        VCA Kirkwood Animal Hospital
Lea M.E. Tammi, V.M.D., P.A.

Kirkwood Animal Hospital               Delaware        VCA Kirkwood Animal Hospital
Boarding and Grooming, Inc.                            Boarding and Grooming

Lake Jackson Veterinary Clinic, Inc.     Texas         Lake Jackson Animal Hospital

Lakeside Animal Partnership           California       VCA Lakeside Animal Hospital,
                                                       Lakeside Pet Store

Lakewood Animal Hospital, Inc.        California       VCA Lakewood Animal Hospital

Lammers Veterinary                    California       VCA Lammers Animal Hospital
Hospital, Inc.

Lewelling Veterinary Clinic, Inc.     California       VCA Lewelling Animal Hospital

M.S. Animal Hospitals, Inc.           California       VCA Animal Hospital (Burbank)

Main Street Small Animal              California       VCA Main Street Animal
Hospital, Inc.                                         Hospital, VCA Angel Animal
                                                       Hospital

Miller Animal Hospital                California       VCA Miller Animal Hospital

Newark Animal Hospital, Inc.           Delaware        VCA Newark Animal Hospital

North Rockville Veterinary             Maryland        VCA North Rockville Animal
Hospital, Inc.                                         Hospital

Northern Animal Hospital, Inc.          Arizona        VCA Northern Animal Hospital

Northside Animal Hospital, P.C.       Connecticut      VCA Northside Animal Hospital

Noyes Animal Hospital, Inc.            Illinois        VCA Cary Animal Hospital, VCA
                                                       Noyes Animal Hospital, VCA
                                                       South Barrington Animal
                                                       Hospital

Old Town Veterinary                    Virginia        VCA Old Town Animal Hospital
Hospital, Inc.


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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
Pets' Rx Nevada, Inc.                   Nevada

Pets' Rx, Inc.                         Delaware        VCA Orchard Plaza Animal
                                                       Hospital, VCA Johnson Animal
                                                       Hospital, VCA Vets & Pets
                                                       Animal Hospital, VCA
                                                       Winchester Animal Hospital,
                                                       VCA Hemingway Animal
                                                       Hospital, VCA Crossroads
                                                       Animal Hospital, VCA
                                                       Sunrise-Cirby Animal
                                                       Hospital, VCA Total Care, VCA
                                                       Folsom Boulevard Animal
                                                       Hospital, VCA Nellis Animal
                                                       Hospital, VCA Painted Desert
                                                       Animal Hospital

PPI of Pennsylvania, Inc.              Delaware        VCA Neshaminy Animal Hospital

Princeton Animal Hospital, Inc.       California       VCA Almaden Valley Animal

Professional Veterinary                 Indiana        VCA Village Park Animal
Services, Inc.                                         Hospital, VCA West 86th St.
                                                       Animal Hospital, VCA
                                                       Southeastern Animal Hospital,
                                                       VCA Cross Pointe Animal
                                                       Hospital, VCA Wellington
                                                       Animal Hospital, VCA
                                                       Churchman, VCA Valle Vista
                                                       Animal Hospital, VCA
                                                       Zionsville, VCA 46th Street

Riviera Animal Hospital, Inc.           Florida        VCA Riviera Animal Hospital

Rossmoor - El Dorado Animal           California       VCA Rossmoor-El Dorado Animal
Hospital, Inc.                                         Hospital

Silver Spur Animal Hospital, Inc.     California       VCA Silver Spur Animal

South County Veterinary               California
Clinic, Inc.

Southeast Area Veterinary              Colorado        VCA Southeast Area Animal
Medical Center, P.C.                                   Hospital

Spanish River Animal                    Florida
Hospital, Inc.

Spring Mountain Animal                  Nevada         VCA Spring Mountain Animal
Hospital, LLC                                          Hospital

Tampa Animal Medical                    Florida        VCA Tampa Bay Animal Hospital
Center, Inc.

The Pet Practice                     Massachusetts     VCA Westboro Animal Hospital,
(Massachusetts), Inc.                                  VCA Grafton Animal Hospital,
                                                       VCA Wakefield Animal Hospital

The Pet Practice (Florida), Inc.       Delaware        VCA Clearwater, VCA Oldsmar
                                                       Animal Hospital, VCA Dunedin
                                                       Animal Hospital, VCA Juno
                                                       Beach, VCA Palm Beach Cnty
                                                       Animal Hosp, VCA Hillsboro
                                                       Animal Hospital, VCA Stirling
                                                       Square Animal Hospital, VCA
                                                       Boca Grove Animal Hospital,
                                                       VCA Golfview Animal Hospital,
                                                       VCA Boca Del Mar Animal
                                                       Hospital, VCA Academy Animal
                                                       Hospital, VCA N. Miami Beach
                                                       Animal Hosp, VCA Miami
                                                       Shores, VCA South Pompano
                                                       Animal Hosp, VCA Wellington
                                                       Animal Hospital


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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
The Pet Practice                       Delaware        VCA Wilmington Animal
(Illinois), Inc.                                       Hospital, VCA Chicago Heights
                                                       Animal Hosp, VCA LaGrange
                                                       Park Animal Hospital, VCA
                                                       Chicago North Animal
                                                       Hospital, VCA Oakton, VCA
                                                       Bourbonnais Animal Hospital,
                                                       VCA Bourbonnais W., VCA Aroma
                                                       Park Animal Hospital

The Pet Practice of                    Delaware        VCA AH of Center Line, VCA
Michigan, Inc.                                         St. Clair Shores Animal Hosp,
                                                       VCA Animal Hospital of
                                                       Southfield, VCA Fraser AH,
                                                       VCA Animal Hospital of
                                                       Warren, VCA Clinton Township
                                                       Animal Hosp, VCA Animal
                                                       Hospital of Royal Oak, VCA
                                                       Allen Park Animal Hospital,
                                                       VCA Canton Animal Hospital,
                                                       VCA Farmington Hills Animal
                                                       Hosp, VCA Waterford AH, VCA
                                                       Woodhaven AH, VCA Mack Ave.
                                                       AH, VCA Animal Hospital of
                                                       Garden City, VCA Woodland
                                                       Animal Hospital, VCA Animal
                                                       Hospital of Okemos, VCA
                                                       Southland Animal Hospital,
                                                       VCA Taylor AH, VCA Animal
                                                       Hospital of Livonia

Toms River Veterinary                 New Jersey
Hospital, P.A.

VCA - Asher, Inc.                     California

VCA Alabama, Inc.                       Alabama        Becker Animal Hospital

VCA Albany Animal Hospital            California

VCA Albany Animal Hospital,           California
Inc.

VCA Albuquerque, Inc.                 California       VCA Veterinary Care Animal
                                                       Hospital

VCA All Pets Animal                   California
Complex, Inc.

VCA Alpine Animal Hospital,           California       VCA Alpine Animal Hospital
Inc.

VCA Ana Brook Animal                  California       VCA Ana Brook Animal Hospital
Hospital

VCA Anderson of California            California
Animal Hospital, Inc.


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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
VCA Animal Hospitals, Inc.            California       VCA Santa Anita Animal Hospital,
                                                       VCA Agoura Meadows Animal Hospital, VCA
                                                       Parkwood Animal Hospital, VCA West Mesa
                                                       Animal Hospital, VCA Bay Area Animal
                                                       Hospital, VCA Sinking Spring Animal
                                                       Hospital, VCA Elkton Animal Hospital,
                                                       VCA Glasgow Animal Hospital, VCA
                                                       Conewago Animal Hospital, VCA Rotherwood
                                                       Animal Hospital, VCA Beacon Hill Cat
                                                       Hospital, VCA Lakeshore Animal Hospital,
                                                       VCA Animal Care Center, VCA Channahon
                                                       Animal Hospital, VCA Beach Grove Animal
                                                       Hospital, VCA Rock Creek Animal
                                                       Hospital, VCA Maze Animal Hospital, VCA
                                                       A Breed Apart Animal Hospital, VCA Cat
                                                       Hospital of Philadelphia, VCA Aclin
                                                       Animal Hospital, CA Roanoke Animal
                                                       Hospital, VCA Berling Sea Animal
                                                       Hospital, VCA Shrewsbury Animal
                                                       Hospital, VCA Foster Animal Hospital,
                                                       VCA Valley Animal Hospital, VCA Kennel
                                                       Club Resort & Spa, VCA Arden Animal
                                                       Hospital, VCA Northside Animal Hospital,
                                                       VCA Emergency Animal Hospital & Referral
                                                       Center, VCA Highlands Pet Shop, VCA East
                                                       Colonial Animal Hospital, VCA All
                                                       Creatures, New York Veterinary Hospital,
                                                       VCA Robb Animal Hospital, Animal General
                                                       of East Norwich, VCA Villa Animal
                                                       Hospital, Animal Medical Center, VCA
                                                       Aurora Animal Hospital, VCA La Mirada
                                                       Animal Hospital, VCA Enterprise
                                                       Veterinary Clinic, VCA Palmetto Animal
                                                       Hospital, County Animal Clinic, Pelhem
                                                       Bay Animal Clinic, Riverdale Animal
                                                       Hospital, VCA UpperKeys Animal Hospital,
                                                       VCA Shrewsbury Animal Hospital, VCA
                                                       Animal Imaging, Airline Animal Hospital,
                                                       VCA Aliso Viejo Animal Hospital, VCA
                                                       Grossmont Animal Hospital, VCA Battle
                                                       Ground Animal Hospital, VCA Central
                                                       Animal Hospital, VCA Cedar View Animal
                                                       Hospital, VCA Barcroft Cat Hospital, VCA
                                                       Delaware Valley Animal Hospital, VCA
                                                       Paradise Valley Animal Hospital, VCA
                                                       Feist Animal Hospital, VCA All Pet
                                                       Animal Hospital Boulder, VCA All Pet
                                                       Animal Hospital Lafayette, VCA Animal
                                                       Medical Center

VCA Animal Hospitals -                  Texas          VCA Lakewood Animal Hospital
Texas, L.P.

VCA Animal Medical Clinic             California       VCA Animal Medical of Tucson
of Tucson, L.P.

VCA APAC Animal Hospital, Inc.        California       VCA All Pet Animal Hospital/Sandy


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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
VCA Associates Animal                 California       VCA Associates in Pet Care
Hospital, L.P.                                         Animal Hospital, VCA Best
                                                       Care Motel

VCA Black Mountain Animal             California
Hospital, L.P.

VCA Cacoosing Animal                  California
Hospital, Inc.

VCA Castle Shannon                    California       VCA Castle Shannon Animal
Veterinary Hospital, Inc.                              Hospital, VCA Castle Shannon
                                                       Pet Store

VCA Centers-Texas, Inc.                  Texas

VCA Cenvet, Inc.                      California       Vet Research Laboratories

VCA Clarmar Animal                    California
Hospital, Inc.

VCA Clinical Veterinary               California       VCA Clinical Laboratory
Labs, Inc.

VCA Clinipath Labs, Inc.              California       Clinipath

VCA Closter, Inc.                     New Jersey       VCA Closter Animal Hospital

VCA Coast Animal Hospital LLC         California       VCA Coast Animal Hosp. & Ref. Ctr.

VCA Companion Animal                  California       VCA Companion Animal Hospital
Hospital, L.P.

VCA Detwiler Animal                   California
Hospital, Inc.

VCA Dover Animal Hospital,             Delaware        VCA Dover Animal Hospital
Inc.

VCA Eagle River Animal                California       VCA Eagle River Animal
Hospital, Inc.                                         Hospital

VCA East Anchorage Animal             California       VCA East Anchorage Animal
Hospital, Inc.                                         Hospital

VCA Greater Savannah Animal           California       VCA Greater Savannah Animal
Hospital, Inc.                                         Hospital

VCA Heritage Animal                   California       VCA Heritage Animal Hospital
Hospital, LP

VCA Howell Branch Animal              California       VCA Howell Branch Animal
Hospital, Inc.                                         Hospital

VCA Kaneohe Animal                    California       VCA Kaneohe Animal Hospital,
Hospital, Inc.
                                                       VCA Kaneohe Pet Store

VCA Lakeside Animal                   California
Hospital, Inc.

VCA Lamb and Stewart Animal           California       VCA Lamb and Stewart Animal
Hospital, Inc.                                         Hospital

VCA Lammers Animal                    California
Hospital, Inc.

VCA Lewis Animal Hospital, Inc.       California       VCA Lewis Animal Hospital, Inc.

VCA MacArthur Animal                  California       VCA MacArthur Animal Hospital
Hospital L.P.

VCA Marina Animal Hospital, Inc.      California

VCA Miller-Robertson #152             California

VCA Mission, Inc.                     California       VCA Mission Animal Hospital

VCA New London Vet.                   California       VCA New London Animal Hospital
Hospital L.P.

VCA Northboro Animal                  California       VCA Northboro Animal Hospital
Hospital, Inc.

VCA Northwest Veterinary              California       Northwest Lab
Diagnostics, Inc.


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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
VCA of Colorado-Anderson, Inc.        California

VCA of New York, Inc.                  Delaware        Manhattan Veterinary Group,
                                                       Blue Point-Bayport Animal
                                                       Hospital, Shop City Animal
                                                       Hospital

VCA of San Jose, Inc.                 California       VCA Crocker Animal Hospital

VCA of Teresita, Inc.                 California       VCA Teresita Animal Hospital

VCA Oneida Animal Hospital            California       VCA Oneida Animal Hospital
L.P.

VCA Professional Animal               California       Antech Diagnostics East,
Laboratory, Inc.                                       Antech Diagnostics West

VCA Real Property                     California
Acquisition Corporation

VCA Referral Associates               California       VCA Veterinary Referral
Animal Hospital, Inc.                                  Associates

VCA Rohrig Animal Hospital, Inc.      California       VCA Rohrig Animal Hospital

VCA Rohrig Animal Hospital, L.P.      California

VCA Rome Animal Hospital L.P.         California       Rome Animal Hospital, Queen
                                                       Village Animal Hospital, All
                                                       Creatures Animal Hospital

VCA-Rossmoor, Inc.                    California

VCA Silver Spur Animal                California
Hospital, Inc.

VCA South County Animal               California       VCA South County Animal
Hospital, LLC                                          Hospital

VCA South Shore Animal                California       VCA South Shore (Weymouth)
Hospital, Inc.                                         Animal Hospital,
                                                       VCA South Shore (Quincy)
                                                       Animal Hospital

VCA Spanish River Animal               Delaware        VCA Spanish River Animal
Hospital, L.P.                                         Hospital

VCA Squire Animal Hospital,           California       VCA Squire Animal Hospital
Inc.

VCA St. Petersburg Animal             California       VCA St. Petersburg Animal
Hospital, Inc.                                         Hospital

VCA Texas Management, Inc.            California

VCA Toms River Veterinary             California       VCA Toms River Animal Hospital
Hospital, L.P.

VCA Triangle Tower Animal             California       VCA Triangle Tower Animal
Hospital, L.P.                                         Hospital

VCA Twin Rivers Animal                 Delaware        VCA Twin Rivers Animal
Hospital LLC                                           Hospital

VCA Wyoming Animal                    California       VCA Wyoming Animal Hospital
Hospital, Inc.

Veterinary Centers of                    Texas         VCA Beltline East Animal
America- Texas, L.P.                                   Hospital,VCA Spring Animal
                                                       Hospital, VCA Spring Branch
                                                       Animal Hospital, VCA
                                                       Woodlands Animal Hospital,
                                                       VCA Loop 12 Animal Hospital,
                                                       VCA Sandy Lake Animal
                                                       Hospital, Bedford Meadows
                                                       Animal Hospital


                                     Page 7
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                                    JURISDICTION OF
                                     INCORPORATION /   ALTERNATE NAME(S) UNDER WHICH
     NAME OF SUBSIDIARY               ORGANIZATION     SUBSIDIARY DOES BUSINESS
-----------------------------       ----------------   -------------------------------
Veterinary Hospitals, Inc.            California       Marina Veterinary Clinic, VCA
                                                       Marina Animal Hospital

W.E. Zuschlag, D.V.M.,                 Illinois        VCA Worth Animal Hospital
Worth Animal Hospital,
Chartered

West Los Angeles Veterinary           California       VCA West Los Angeles Animal
Medical Group, Inc.                                    Hospital, VCA Animal Hospital
                                                       West

William C. Fouts, D.V.M., Ltd.          Nevada         VCA Decatur Animal Hospital

Wingate, Inc.                          Colorado        VCA Wingate Animal Hospital
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